Exhibit 99.1

BMO, Chicago May 18, 2007

Forward Looking Statements

Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections of the Company’s cash flow, dividends, anticipated returns on real estate investments, operating performance and other results of operations. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to: general economic and business conditions, a longer or deeper decline in the housing resale market than anticipated, interest rate changes, financing and refinancing risks, risks inherent in owning real estate, future development rate of home sites, including any slowdown or cessation thereof due to regulatory or market conditions, changes in our capitalized interest as a result of lower than anticipated development activity, the availability of real estate assets at prices which meet the Company’s investment criteria, the Company’s ability to reduce expense levels, implement rent increases and use leverage, competition and other risks set forth in the Company’s most recent Annual Report on Form 10-K, the Company’s Form 8-K furnishing our earnings press release for the most-recently completed fiscal quarter and in the Company’s other Securities and Exchange filings. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. In addition, we will discuss certain non-GAAP financial measures during the course of this presentation, such as “same store” results, “same site” results, “Funds from Operations” and others. Management believes that such measures are important to understanding the performance of the Company.

Why ANL Today?

Both a value and a growth company

Visibility of organic growth over 3-5 year horizon

Demographic focus on 55+

Growth through internal build-out, plus future acquisition strategy Focus on active adult market

Rent securitized by high value homes and growth of customer base

The Growing 55+ Market

United States Population 55+ 2000—2030

120,000 100,000 80,000 60,000 40,000 20,000 0

2000 2005 2010 2015 2020 2025 2030

Americans Over the Age of 55

Manufactured Housing Today in ANL Portfolio

Community designs that value “residential appearance”

Curvilinear road patterns

Larger lots/lower density

Sidewalks and street lights

Lots “with a view”

Quality Homes

Average sales price of $135,000

3	bedroom models

Garages replace carports

Homes for Retirees Value and Appearance

Quality Homes Made Affordable through Manufacturing

Communities and Subdivisions Not Trailer Parks

Riverside Club

Savanna Club

Amenitized Communities

Clubhouse Focus Golf Courses Marinas Curvilinear Streets Landscaping Quality homes provide visibility on quality of future residents

Quality Amenities and Active Adult Lifestyle

Focus on communities that have high quality amenities

Golf Courses

Business Centers

Marinas

Restaurants

Tennis Courts

Fitness Centers

Recreation Centers

Lifestyle Locations

Cultural Activities

Continuous Learning Opportunities

Travel Opportunities

We are in the Lifestyle Business

The strength of our communities and marketing comes from

Understanding the active adult market

Building high value, multiple amenity properties

Supporting an active adult lifestyle consistent with the changes in today’s demographics

Promoting and sustaining these features in our communities

Locations in Florida and Alabama

Locations in Arizona

Manufactured Housing Sector Model

Leasing land for residential use to tenants who have an investment in improvements to the land

Provides a form of common interest development while maintaining single family home format

Land lease community owners benefit from

Diversity of tenant base

Lower recurring capital requirements as compared to other residential asset classes

Lower tenant turnover as compared to other residential asset classes

Manufactured Housing Sector

Consists of 5 public companies, four of which are REITs Total sector market cap—$3,380.2M; Total sector enterprise value—$8,001.1M

Sector median dividend yield – 4.0%; ANL dividend yield – 4.0%

Multifamily

Total Sector Sector

Return Median Median ANL

1 Year 12.6% 7.0% -5.98% 3 Years 85.1% 17.1% 39.6% 5 Years 137.2% 118.1% 98.8%

Price to FFO – 2007 17.9x 15.5x 15.4x FFO payout 2007 74.9% 61.7% 61.7%

Manufactured Housing Sector

Multifamily Sector Median

Sector Median

Financial Benchmark ANL

Coverage of interest & preferred dividends

2.2x 1.9x 2.5x

Debt to enterprise value 40.7% 50.6% 50.6% Return on average equity 11.9% 8.8% 8.8% Implied cap rate 5.9% 7.6% 8.7%

Basics

[Financial Data as of March 31, 2007]

UPREIT Market Cap=$224.1M Enterprise Value = $504.4M Average Daily Volume = 16,000 Price/FFO

15.4 x 2007E

Current yield = 4.0% Occupancy = 97.4% of Operational Home Sites at 3/31/2007.

Same Store NOI Growth

2004 = 11.3%

2005 = 10.1%

2006 = 11.3%

YTD 2007 = 9.7%

Same Site NOI Growth

2004 = 4.1%

2005 = 5.7%

2006 = 5.0%

YTD 2007 = 5.5%

Earnings

- FFO
  - 2004A = $1.50
  - 2005A = $1.70
  - 2006A = $1.66
  - 2007E = $1.40 - $1.65
- FFO Payout Ratio
  - 2004 = 66.7%
  - 2005 = 62.9%
  - 2006 = 60.2%
  - 2007E = 61.7%
- AFFO
  - 2004A = $1.37
  - 2005A = $1.54
  - 2006A = $1.47
  - 2007E = $1.24 - $1.45
- AFFO Payout Ratio
  - 2004 = 73.0%
  - 2005 = 68.5%
  - 2006 = 68.0%
  - 2007E = 69.0%

Basics

[Financial Data as of March 31, 2007]

Total Return Results

Last 12 Months = -5.98%

Last 3 Years = 39.6%

Last 5 Years = 137.2%

Return Metrics

Return on Average Equity = 8.8%

Return on Invested Capital = 5.9%

Implied Cap Rate = 8.7%

Ownership

Institutional Ownership = 30.1%

Insider Ownership = 29.8%

Growth and Valuation

Projected 2007/2008 FFO Growth = 7.4%

Price to 2007E FFO = 15.4%

Payout of 2007E FFO = 61.7%

Strength Behind the Balance Sheet

Strong “same store” results from core operating properties Beneficiary of “recession resistant” property class Financing using primarily amortizing mortgages:

NAV increase through principal reduction

Minimize interest rate risk

Demographic support of asset class Quality asset locations

Value and Growth Company

Value Company

Sustaining community operations

Increasing NOI growth through rental increases and expense control

Tax efficient dividend yield

Quality core portfolio

Growth Company

Ability to grow the company 50% through internal assets

Demonstrated competency in land development and home sale operations

Maximize operating leverage gained through community expansion

Four Elements of the ANL Business

1. Land Lease Operations

2. Home Sales Operations

3. Land Development Operations

4. Investment Operations

Property Management Strategy

Improve operating results from property management business

Centralized financial control and uniform operating procedures

Localized property management decision making and market knowledge

Operations are supervised by 3 Regional Managers

2 in Florida and 1 in Arizona

Large development projects have high quality, full time, on-site Project Managers

Home Sales Operations

450 400 350 300 250 200 150 100 50 0

435 414 392 362 307 237

138 184

44 55

1998 1999 2000 2001 2002 2003 2004 2005 2006 YTD

2007

Home Sales

Basis of company’s current growth Absorption is a primary focus

One company concept means ANL is responsible for results from development through home purchase to ongoing property operations Increasing results

Professional sales staff

Improved home product

Improved communities

Financing continues to be key element of home purchase

Using the Web to Sell Homes and Communities

ANL Listed as #1 for search term “Florida Retirement Communities”

Land Development

Sebastian Beach and Tennis Village

Turning land into income

Expanding communities where the value and quality is known Development as a core competency Creation of value and increased NAV through execution of development plans Adding 1 high quality home community annually

Home Site Inventory

Portfolio Summary

Number of Home Sites

11,000

10,000

9,000

8,000

7,000

6,000

5,000

4,000

3,000

2,000

1,000 -

129 129

1,566 1,566 129 129 129

1,270

1,192 1,140 960 1,437 976 1,101 979

8,044 8,100

7,283 6,931 6,579

12/2003 12/2004 12/2005 12/2006 03/2007

Period Ended

Operational Home Sites Developed Home Sites Undeveloped Home Sites RV Sites

Community Information

Sebastian Beach & Tennis Village

Location: Sebastian, FL

Community build out 2011

252 acre master-planned community

534 estimated homes

Modular style homes

22,500 Village Centre

American Land Lease

Major Cost Centers

Land Acquisition - $15.5M Site development - $20,000 lot Clubhouse Facility - $200 sq ft Entrance Marketing Home Inventory Unknowns

Community Site Map

Village Centre - 22,500 sq ft

Village Centre - 22,500 sq ft

Investment Operations

Current focus is on investment into development of currently held property assets Evaluate property financing and seek to use effectively to expand available funds High quality properties available for sale are few and far between – even fewer at good prices Continue to look towards discipline to

“buy right”

Recent Acquisitions

The Reserve at Fox Creek

The Grove

The Reserve at Fox Creek, a 312 age restricted home site community in Bullhead City, Arizona. The community is situated on a 56-acre site overlooking the Colorado River basin near the Arizona/Nevada state border and provides residents with a lifestyle near boating, mountains, and Nevada gaming activities.

The Grove, a 425 age restricted home site community in Foley, Alabama. The community is situated on 112-acre site between Mobile and Pensacola, near the Florida/Alabama state border and provides residents with a lifestyle near boating, fishing, and Gulf Shore activity areas and easy access to the Gulf of Mexico beaches, less than 10 miles away.

Recent Acquisitions (continued)

Park Place, a 465 age restricted home site community in Sebastian, Florida. The community is situated on a 145-acre site with a 29 acre lake. and provides residents with a lifestyle near boating, fishing, and Atlantic Ocean Coastal activity areas and easy access to the Atlantic Ocean beaches, less than 5 miles away. With 368 occupied home sites and 98 additional fully developed home sites and homes selling for prices above $150,000 this represents a great area of growth for the company.

Building NAV

Consistent NOI growth within stabilized communities Increasing absorption through focused home sales efforts Development of land assets Scheduled maturities of long term debt Accretive acquisition strategy Disposition of underperforming assets and deployment of capital to development and acquisition activities

Points of Contact

Bob Blatz

President and Chief Operating Officer

Shannon Smith

Chief Financial Officer

29399 US Highway 19 North, Suite #320 Clearwater, Florida 33761 Phone: (727) 726-8868 ~ Fax: (727) 726-6788

Bob x116 / Shannon x124

E-Mail: robert.blatz@americanlandlease.com E-Mail: shannon.smith@americanlandlease.com